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                                                                    Exhibit 10.3

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                           AMERICA WEST AIRLINES, INC.

                            (a Delaware corporation)

                                  $218,271,000
                       Senior Exchangeable Notes due 2023

                               PURCHASE AGREEMENT

                              Dated: July 24, 2003

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

                                TABLE OF CONTENTS

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                                                                                         ----
SECTION 1.        Representations and Warranties......................................     3

         (a)  Representations and Warranties by the Issuers...........................     3

         (b)  Officer's Certificates..................................................    12

SECTION 2.        Sale and Delivery to Initial Purchasers; Closing....................    12

         (a)  Initial Securities......................................................    12

         (b)  Option Securities.......................................................    12

         (c)  Payment.................................................................    13

         (d)  Denominations; Registration.............................................    13

SECTION 3.        Covenants of the Issuers............................................    13

         (a)  Offering Memorandum.....................................................    13

         (b)  Notice and Effect of Material Events....................................    13

         (c)  Amendments to Offering Memorandum and Supplements.......................    14

         (d)  Qualifications of Securities for Offer and Sale.........................    14

         (e)  Use of Proceeds.........................................................    14

         (f)  Listing on Securities Exchange..........................................    14

         (g)  Restriction on Sale of Securities.......................................    15

         (h)  PORTAL Designation......................................................    15

         (i)  DTC.....................................................................    15

         (j)  Reporting Requirements..................................................    15

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
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         (k)  Reservation of Common Stock..............................................   15

SECTION 4.        Payment of Expenses..................................................   15

         (a)  Expenses to be paid by the Company.......................................   16

         (b)  Expenses to be paid by the Guarantor.....................................   16

         (c)  Termination of Agreement.................................................   17

 SECTION 5.       Conditions of Initial Purchasers' Obligations........................   17

         (a)  Opinion of Counsel of the Issuers........................................   17

         (b)  Opinion of Counsel for the Issuers.......................................   17

         (c)  Opinion of Regulatory Counsel for the Issuers............................   17

         (d)  Opinion of Counsel for Initial Purchasers................................   17

         (e)  Officers' Certificate of Company.........................................   17

         (f)  Officers' Certificate of Guarantor.......................................   18

         (g)  Accountant's Comfort Letter..............................................   18

         (h)  Bring-down Comfort Letter................................................   18

         (i)  Lock-up Agreements.......................................................   19

         (j)  Indenture, Registration Rights Agreement and Guarantee and Exchange
              Agreement................................................................   19

         (k)  Conditions to Purchase of Option Securities..............................   19

         (1)  ATSB Waiver..............................................................   20

         (m)  Cash Collateral Agreement................................................   20

         (n)  Term Loan Waiver.........................................................   20

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
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         (o)  Additional Documents.....................................................   21

         (p)  PORTAL Market............................................................   21

         (q)  Termination of Agreement.................................................   21

SECTION 6.        Subsequent Offers and Resales of the Securities......................   21

         (a)  Offer and Sale Procedures................................................   21

         (b)  Covenants of the Issuers.................................................   22

         (c)  Qualified Institutional Buyer............................................   23

 SECTION 7.       Indemnification......................................................   23

         (a)  Indemnification of Initial Purchasers by the Company.....................   23

         (b)  Indemnification of Initial Purchasers by the Guarantor  .................   24

         (c)  Indemnification of Issuers...............................................   25

         (d)  Actions against Parties; Notification....................................   25

         (e)  Settlement without Consent if Failure to Reimburse.......................   26

 SECTION 8.       Contribution.........................................................   26

 SECTION 9.       Representations, Warranties and Agreements to Survive Delivery.......   27

 SECTION 10.      Termination of Agreement.............................................   27

         (a)  Termination; General.....................................................   27

         (b)  Liabilities..............................................................   28

SECTION 11.       Default by One or More of the Initial Purchasers.....................   28

SECTION 12.       Notices..............................................................   28

SECTION 13.       Parties..............................................................   29

SECTION 14.       Governing Law and Time...............................................   29

SECTION 15.       Effect of Headings...................................................   29

SECTION 16.       Counterparts.........................................................   29

SCHEDULES

Schedule A     Names of Initial Purchasers

Schedule B     Terms of Senior Exchangeable Notes Due 2023

Schedule C     List of Persons Subject to a Lock-Up Letter Agreement

EXHIBITS

Exhibit A     Form of Registration Rights Agreement

Exhibit B     Form of Opinion of Linda Mitchell, Counsel of the Issuers, to be
              delivered pursuant to Section 5(a)

Exhibit C     Form of Opinion of Cooley Godward LLP, United States Counsel for
              the Issuers, to be delivered pursuant to Section 5(b)

Exhibit D     Form of Opinion of Baker & Hostetler LLP, Regulatory Counsel for
              the Issuer, to be delivered pursuant to Section 5(c)

Exhibit E     Form of Director/Officer Lock-Up Letter Agreement

Exhibit F     Form of Warrant Holder Lock-Up Letter Agreement

                           AMERICA WEST AIRLINES, INC.

                                  $218,271,000

                       SENIOR EXCHANGEABLE NOTES DUE 2023

                               PURCHASE AGREEMENT

                                                                   July 24, 2003

MERRILL LYNCH & CO.
Merrill Lynch, Pierce, Fenner & Smith Incorporated
As Representative of the several Initial Purchasers
c/o Merrill Lynch, Pierce, Fenner & Smith Incorporated
    4 World Financial Center
    New York, New York 10080

Ladies and Gentlemen:

         America West Airlines, Inc., a Delaware corporation (the "COMPANY"), and America West Holdings Corporation, a Delaware corporation, as guarantor (the "GUARANTOR" and, together with the Company, the "ISSUERS") confirm their separate and several agreements with Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MERRILL LYNCH"), and each of the other Initial Purchasers named in Schedule A hereto (collectively, the "INITIAL PURCHASERS," which term shall also include any initial purchaser substituted as hereinafter provided in Section 11 hereof), for whom Merrill Lynch is acting as representative (in such capacity, the "REPRESENTATIVE"), with respect to (a) in the case of the Company, the issue and sale by the Company and the purchase by the Initial Purchasers, acting severally and not jointly, of the respective principal amounts at maturity set forth in said Schedule A of $218,271,000 aggregate principal amount at maturity of the Company's Senior Exchangeable Notes due 2023 (the "NOTES"), and with respect to the grant by the Company to the Initial Purchasers, acting severally and not jointly, of the option described in Section 2(b) hereof to purchase all or any part of an additional $43,654,000 aggregate principal amount at maturity of Notes to cover over-allotments, if any and (b) in the case of the Guarantor, the issue and sale by the Guarantor of an unconditional guarantee of the Notes (the "GUARANTEE") and the right to exchange (the "EXCHANGE RIGHT"), subject to certain conditions, at the option of the holder, prior to maturity (unless previously redeemed or otherwise purchased) the Notes into class B common stock, $0.01 par value (the "COMMON STOCK"), of the Guarantor. The aforesaid $218,271,000 aggregate principal amount at maturity of Notes, together with the Guarantee and Exchange Right relating thereto, shall be referred to as the "INITIAL SECURITIES" and all or any part of the $43,654,000 aggregate principal amount at maturity of Notes, together with the Guarantee and Exchange Right relating thereto, subject to the option described in Section 2(b) hereof shall be referred to as the "OPTION SECURITIES". The Initial Securities, the Option Securities, the Exchange Right, and the Guarantee are hereinafter called, collectively, the "SECURITIES." The Securities are to be issued pursuant to an indenture, to be dated as of the Closing Time (as defined in Section 2(c)) (the "INDENTURE"), between the Company and U.S. Bank National Association, as trustee (the "TRUSTEE") and a Guarantee and Exchange Agreement between the Guarantor and the Trustee (the "GUARANTEE AND EXCHANGE AGREEMENT").

         Securities issued in book-entry form will be issued to Cede & Co. as nominee of The Depository Trust Company ("DTC") pursuant to a letter agreement, to be dated as of the Closing Time (as defined in Section 2(c)), among the Company, the Trustee and DTC.

         Each Issuer understands that the Initial Purchasers propose to make an offering of the Securities on the terms and in the manner set forth herein and agree that the Initial Purchasers may initially resell, subject to the conditions set forth herein, all or a portion of the Securities to purchasers ("SUBSEQUENT PURCHASERS") at any time after this Agreement has been executed and delivered. The Securities are to be sold to the Initial Purchasers and offered and resold by the Initial Purchasers without being registered under the Securities Act of 1933, as amended (the "1933 ACT"), in reliance upon exemptions therefrom. Pursuant to the terms of the Securities and the Indenture, and the Guarantee and Exchange Agreement investors that acquire Securities may only resell or otherwise transfer such Securities if such Securities are hereafter registered under the 1933 Act or pursuant to an available exemption from the registration requirements of the 1933 Act (including the exemption afforded by Rule 144A ("RULE 144A") of the rules and regulations of the Securities and Exchange Commission (the "COMMISSION") under the 1933 Act (the "1933 ACT REGULATIONS"). On or prior to the Closing Time, each Issuer will enter into with the Initial Purchasers an agreement (the "REGISTRATION RIGHTS AGREEMENT"), in substantially the form attached hereto as Exhibit A, with such changes as shall be agreed to by the parties hereof, pursuant to which, subject to the conditions set forth therein, such Issuer is required to file and use its reasonable best efforts to have declared effective a registration statement (the "REGISTRATION STATEMENT") under the 1933 Act to register resales of the Securities and the shares of Common Stock issuable upon exchange thereof.

         The Company prepared and will deliver to the Initial Purchasers, on the date hereof or the third succeeding business day, copies of an offering memorandum dated July 24, 2003 (the "OFFERING MEMORANDUM") to be used by each Initial Purchaser in connection with its solicitation of purchases of, or offering of, the Securities. "OFFERING MEMORANDUM" means, with respect to any date or time referred to in this Agreement, the most recent offering memorandum delivered by the Company to the Initial Purchasers (whether the Offering Memorandum, or any amendment or supplement to such document), including exhibits thereto and any documents incorporated therein by reference, which has been prepared and delivered by the Company to the Initial Purchasers in connection with their solicitation of purchases of, or offering of, the Securities.

         All references in this Agreement to financial statements and schedules and other information which is "contained," "included," "stated" or "described" in the Offering Memorandum (or other references of like import) shall be deemed to mean and include all such financial statements and schedules and other information which are incorporated by reference in the Offering Memorandum; and all references in this Agreement to amendments or supplements to the Offering Memorandum shall be deemed to mean and include the filing of any document under the Securities Exchange Act of 1934, as amended (the "1934 ACT"), which is incorporated by reference in the Offering Memorandum.

         SECTION 1.        Representations and Warranties

         (a) Representations and Warranties by the Issuers. Each of the Issuers represents and warrants to each Initial Purchaser as of the date hereof, as of the Closing Time referred to in Section 2(c) hereof, and as of each Date of Delivery (if any) referred to in Section 2(b) hereof, and agrees with each Initial Purchaser, as follows:

                  (i) Offering Memorandum. The Offering Memorandum does not, and at the Closing Time referred to in Section 2 (and, if any Option Securities are purchased, at each Date of Delivery) will not, include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The representations and warranties in this subsection shall not apply to statements in or omissions from the Offering Memorandum made in reliance upon and in conformity with information furnished to the Company in writing by and with respect to any Initial Purchaser through Merrill Lynch expressly for use in the Offering Memorandum.

                  (ii) Incorporated Documents. The Offering Memorandum as delivered from time to time shall incorporate by reference the most recent Annual Report of the Company and the Guarantor on Form 10-K filed with the Commission and each subsequent Quarterly Report of the Company and the Guarantor on Form 10-Q filed with the Commission filed (not furnished) with the Commission and such other reports as specifically incorporated by reference in the Offering Memorandum. The documents incorporated by reference in the Offering Memorandum (the "INCORPORATED DOCUMENTS"), at the time they were or hereafter are filed with the Commission, or if amended, as so amended, complied, or if filed hereafter, will comply in all material respects with the requirements of the 1934 Act and the rules and regulations of the Commission thereunder (the "1934 ACT REGULATIONS").

                  (iii) Independent Accountants. The accountants who certified the financial statements and supporting schedules incorporated by reference in the Offering Memorandum are independent public accountants as required by the 1933 Act and the 1933 Act Regulations.

                  (iv) Financial Statements. The financial statements, together with the related schedules and notes, incorporated by reference into the Offering Memorandum present fairly the financial position of Guarantor and its consolidated subsidiaries, at the dates indicated and the statement of income, stockholders' equity and cash flows of Guarantor and its consolidated subsidiaries for the periods specified; said financial statements have been prepared in conformity with generally accepted accounting principles in the United States ("GAAP") applied on a consistent basis throughout the periods involved. The summary consolidated financial and operating data incorporated by reference in the Offering Memorandum present fairly the information shown therein and have been compiled on a basis consistent with that of the audited financial statements included in the Offering Memorandum. The supporting schedules incorporated by reference into the Offering Memorandum present fairly in accordance with GAAP the information required to be stated therein.

                  (v) No Material Adverse Change in Business. Since the respective dates as of which information is given in the Offering Memorandum (exclusive of any amendment thereto), except as otherwise stated therein, (A) there has been no material adverse change in the condition, financial or otherwise, or in the earnings, business or business prospects of the Guarantor and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business (a "MATERIAL ADVERSE EFFECT"), (B) there have been no transactions entered into by the Guarantor or any of its subsidiaries, other than those in the ordinary course of business, which are material with respect to the Guarantor and its subsidiaries considered as one enterprise, (C) there has been no dividend or distribution of any kind declared, paid or made by Guarantor on any class of its capital stock, and (D) there has been no prohibition or material suspension of the operation of the Company's aircraft.

                  (vi) Good Standing of the Company. The Company has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Delaware and has power and authority to own, lease and operate its properties and to conduct its business as described in the Offering Memorandum and to enter into and perform its obligations under, or as contemplated by, this Agreement. The Company is duly qualified as a foreign corporation to transact business and is in good standing in each other jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not result in a Material Adverse Effect. The Company has no subsidiaries.

                  (vii) Good Standing of Guarantor and TLC. Each of Guarantor and The Leisure Company ("TLC") has been duly organized and is validly existing as a corporation, in good standing under the laws of the jurisdiction of its incorporation, has the power and authority to own, lease and operate its properties and to conduct its business as described in the Offering Memorandum and is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not result in a Material Adverse Effect; all of the issued and outstanding capital stock of Guarantor have been duly authorized and validly issued, are fully paid and nonassessable. Guarantor owns all the stock in the Company, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity, except as disclosed in the Offering Memorandum; none of the outstanding equity interests of the Guarantor was issued in violation of the preemptive or similar rights of any securityholder of the Guarantor. Guarantor has no subsidiaries other than the Company and TLC.

                  (viii) Capitalization. The authorized, issued and outstanding shares of capital stock of Guarantor and the Company are as set forth in the Offering Memorandum under the caption "Capitalization" (except for subsequent issuances, if any, pursuant to this Agreement, pursuant to reservations, agreements, employee benefit plans referred to in the Offering Memorandum or pursuant to the exercise of exchangeable securities or options referred to in the Offering Memorandum). The shares of issued and outstanding capital stock of the Company have been duly authorized and validly issued and are fully paid and non-assessable; none of the outstanding shares of capital stock of the Company was issued in violation of any preemptive or other similar rights of any securityholder of the Company. Other than as disclosed in the Offering Memorandum, no options, warrants or other rights to purchase, agreements or other obligations to issue, or rights to exchange any obligations into or exchange any securities for, shares of capital stock of or ownership interests in the Guarantor are outstanding.

                  (ix) Authorization of this Agreement. This Agreement has been duly authorized, executed and delivered by each of the Issuers.

                  (x) Authorization of the Indenture. The Indenture has been duly authorized by each of the Issuers and, when executed and delivered by the Issuers and the Trustee, will constitute a valid and binding agreement of the Issuers, enforceable against the Issuers in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or similar laws affecting enforcement of creditors' rights generally and except as enforcement thereof is subject to general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at law).

                  (xi) Authorization of the Registration Rights Agreement. The Registration Rights Agreement has been duly authorized by each of the Issuers and, when executed and delivered by each of the Issuers and the Initial Purchasers, will constitute a valid and binding agreement of each of the Issuers, enforceable against each of the Issuers in accordance with its terms, except as (A) the enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or similar laws affecting enforcement of creditors' rights generally, (B) enforcement thereof is subject to general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at law) and (C) rights to indemnification, contribution or exculpation thereunder may not be enforceable.

                  (xii) Authorization of the Securities. The Securities have been duly authorized and, at the Closing Time, will have been duly executed by the Company and, when authenticated, issued and delivered in the manner provided for in the Indenture and delivered against payment of the purchase price therefor as provided in this Agreement, will constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, except as the enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or similar laws affecting enforcement of creditors' rights generally and except as enforcement thereof is subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law), and will be in the form contemplated by, and entitled to the benefits of, the Indenture.

                  (xiii) Guarantee. The Guarantee and Exchange Agreement have been duly and validly authorized by the Guarantor and, when the Securities are issued, authenticated and delivered by the Company against payment by the Initial Purchasers in accordance with the terms of this Agreement and the Indenture, will be a legal, valid and binding obligation of the Guarantor, enforceable against it in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and except as enforcement thereof is subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law), and will be in the form contemplated by, and entitled to the benefits of, the Indenture.

                  (xiv) Description of the Securities, the Indenture and the Registration Rights Agreement. As of the Closing Time, the Securities, the Indenture and the Registration Rights Agreement will conform in all material respects to the respective statements relating thereto contained in the Offering Memorandum.

                  (xv) Authorization and Description of Common Stock. The Common Stock conforms to all descriptions relating thereto set forth in the Offering Memorandum, and such description conforms in all material respects to the rights set forth in the instruments defining the same. Upon issuance and delivery of the Securities in accordance with this Agreement and the Indenture, the Securities will be exchangeable at the option of the holder thereof into shares of Common Stock in accordance with the terms of the Securities and the Indenture; the shares of Common Stock issuable upon exchange of the Securities have been duly authorized and reserved for issuance upon such exchange by all necessary corporate action and such shares, when issued upon such exchange in accordance with the terms of the Securities, will be validly issued and will be fully paid and non-assessable; no holder of such shares will be subject to personal liability by reason of being such a holder; and the issuance of such shares upon such exchange will not be subject to the preemptive or other similar rights of any securityholder of Guarantor.

                  (xvi) Absence of Defaults and Conflicts. None of the Issuers is (A) in violation of its charter or by-laws or (B) in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or other agreement or instrument to which the Guarantor or any of its subsidiaries is a party or by which the Guarantor or any of its subsidiaries may be bound, or to which any of the property or assets of the Guarantor or any of its subsidiaries is subject (collectively, "AGREEMENTS AND INSTRUMENTS") except in the case of clause (B) above for such defaults that would not reasonably be expected to result in a Material Adverse Effect; and the execution, delivery and performance of this Agreement, the Registration Rights Agreement, the Indenture, the Guarantee and the Securities and the consummation of the transactions contemplated herein and in the Offering Memorandum (including the issuance and sale of the Securities and the use of the proceeds from the sale of the Securities as described in the Offering Memorandum under the caption "Use of Proceeds" and the issuance of the shares of Common Stock issuable upon exchange of the Securities) and compliance by each of the Company and the Guarantor with its obligations hereunder and under the Indenture, the Registration Rights Agreement, the Guarantee and the Securities do not and will not, whether with or without the giving of notice or passage of time or both, conflict with or constitute a breach of, or default or a Repayment Event (as defined below) under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Guarantor or any of its subsidiaries pursuant to, the Agreements and Instruments (except for such conflicts, breaches, defaults or Repayment Events or liens, charges or encumbrances that, singly or in the aggregate, would not reasonably be expected to result in a Material Adverse Effect), nor will such action result in any violation of (i) the provisions of the charter or by-laws or other constituting or organizational document of the Guarantor or any of its subsidiaries or (ii) any applicable law, statute, rule, regulation, judgment, order, writ or decree of any government, government instrumentality or court, domestic or foreign, presently having jurisdiction over the Guarantor or any of its subsidiaries or any of their respective assets, properties or operations (except for such violations that, singly or in the aggregate, would not reasonably be expected to have a Material Adverse Effect). As used herein, a "REPAYMENT EVENT" means any event or condition which gives the holder of any note, debenture or other evidence of indebtedness (or any person acting on such holder's behalf) the right to require the repurchase, redemption or repayment prior to the stated maturity or date of mandatory redemption or repayment thereof of all or a portion of such indebtedness by the Company or Guarantor.

                  (xvii) Absence of Labor Dispute. Except as disclosed in the Offering Memorandum, (A) no labor dispute with the employees of the Guarantor or any of its subsidiaries exists or, to the knowledge of the Company or the Guarantor, is imminent and (B) neither the Company nor the Guarantor is aware of any existing or imminent labor disturbance by the employees of any of Guarantors' or any of its subsidiaries principal suppliers, manufacturers, customers or contractors, which, in the case of either (A) or (B), would reasonably be expected to result in a Material Adverse Effect.

                  (xviii) Absence of Proceedings. Except as disclosed in the Offering Memorandum, there is no action, suit, proceeding, inquiry or investigation before or brought by any court or governmental agency or body, domestic or foreign, now pending, or, to the knowledge of the Company or Guarantor, threatened, against or affecting the Guarantor or any of its subsidiaries, which, singly or in the aggregate, if determined adversely, would result in a Material Adverse Effect.

                  (xix) Possession of Intellectual Property. Except as disclosed in the Offering Memorandum, the Guarantor and its subsidiaries own or possess, or can acquire on reasonable terms, adequate patents, patent rights, licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary information), trademarks, service marks, trade names, domain names or other intellectual property (collectively, "INTELLECTUAL PROPERTY") necessary to carry on the business now operated by them, and to the Company's or Guarantor's knowledge, neither the Guarantor nor any of its subsidiaries has received any written notice or is otherwise aware of any infringement of or conflict with asserted rights of others with respect to any Intellectual Property or of any facts or circumstances which would render any Intellectual Property invalid or inadequate to protect the interest of the Guarantor or any of its subsidiaries therein, and which infringement or conflict (if the subject of any unfavorable decision, ruling or finding) or invalidity or inadequacy, singly or in the aggregate, would reasonably be expected to result in a Material Adverse Effect.

                  (xx) Absence of Further Requirements. No filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any court or governmental authority or agency is necessary or required for the performance by each Issuer of its obligations hereunder or under the Registration Rights Agreement, the Indenture, or the Guarantee and Exchange Agreement in connection with the offering, issuance or sale of the Securities hereunder, the issuance of shares of Common Stock upon exchange of Securities or the consummation of the transactions contemplated by this Agreement, the Registration Rights Agreement, the Guarantee and Exchange Agreement, the Indenture or the Offering Memorandum, or for the due execution, delivery or performance by the Company and the Guarantor of this Agreement, the Registration Rights Agreement, the Guarantee and Exchange Agreement or the Indenture, or for the valid authorization, issuance, sale and delivery of the Securities, except such as have been already obtained, or as may be required under the 1933 Act or the 1933 Act Regulations or state securities laws in connection with the transactions contemplated in the Registration Rights Agreement and except for the qualification of the Indenture under the Trust Indenture Act of 1939, as amended (the "1939 ACT") and the listing of the Common Stock issued upon exchange of the Securities on the New York Stock Exchange, except for such as may be required in connection with any redemption or purchase of the Securities upon a Change of Control (as defined in the Indenture).

                  (xxi) Investment Company Act. Neither the Guarantor nor any of its subsidiaries is, nor upon the issuance and sale of the Securities as herein contemplated and the application of the net proceeds therefrom as described in the Offering Memorandum will be, an "investment company" or an entity "controlled" by an "investment company," as such terms are defined in the Investment Company Act of 1940, as amended (the "1940 ACT").

                  (xxii) Good and Marketable Title. The Guarantor and each of its subsidiaries have good and marketable title in fee simple to all real property and good and marketable title to all personal property owned by them, in each case free and clear of all liens, encumbrances and defects, except such as are described in the Offering Memorandum and except for such liens or other imperfections of title, if any, as do not materially interfere with the present use of the property affected thereby; and all assets held under lease by the Guarantor and its subsidiaries are held by them under valid, subsisting and enforceable leases, with such exceptions as would not, singly or in the aggregate, reasonably be expected to have a Material Adverse Effect.

                  (xxiii) Environmental Laws. There has been no storage, disposal, generation, manufacture, refinement, transportation, handling or treatment of toxic wastes, medical wastes, hazardous wastes or hazardous substances by the Guarantor or any of its subsidiaries (or, to the knowledge of the Company or the Guarantor, any of their predecessors in interest) at, upon or from any of the property now or previously owned or leased by the Guarantor or its subsidiaries in violation of, and neither the Guarantor nor any of its subsidiaries has any liability under, any applicable law, ordinance, rule, regulation, order, judgment, code, policy or rule of common law or any judicial or administrative interpretation thereof, including any judicial or administrative order, consent, decree or judgment, relating to pollution or protection of human health, the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata) or wildlife, including, without limitation, laws and regulations relating to the release or threatened release of chemicals, pollutants, contaminants, wastes, toxic substances, hazardous substances, petroleum or petroleum products, asbestos-containing materials or mold (collectively, "HAZARDOUS MATERIALS") or to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials (collectively, "ENVIRONMENTAL LAWS") that would, singly or in the aggregate, reasonably be expected to have a Material Adverse Effect, the Guarantor and its subsidiaries have all permits, authorizations and approvals required under any applicable Environmental Laws and are each in material compliance with their requirements. There are no pending or, to the knowledge of the Company or the Guarantor, threatened administrative, regulatory or judicial actions, suits, demands, demand letters, claims, liens, notices of noncompliance or violation, investigation or proceedings relating to any Environmental Law against the Guarantor or any of its subsidiaries and there are no events or circumstances that would reasonably be expected to form the basis of an order for clean-up or remediation, or an action, suit or proceeding by any private party or governmental body or agency, against or affecting the Guarantor or any of its subsidiaries relating to Hazardous Materials or Environmental Laws, except for such actions or suits that would not result in a Material Adverse Effect.

                  (xxiv) ERISA. Each of the Issuers is in compliance in all material respects with all presently applicable provisions of the Employee Retirement Income Security Act of 1974, as amended, including the regulations and published interpretations thereunder ("ERISA"); no "reportable event" (as defined in ERISA) has occurred with respect to any "pension plan" (as defined in ERISA) for which such Issuer would have any liability; no Issuer has incurred and does not expect to incur liability under (A) Title IV of ERISA with respect to the termination of, or withdrawal from, any "pension plan" or (B) Section 412 or 4971 of the Internal Revenue Code of 1986, as amended, including the regulations and published interpretations thereunder (the "CODE"); and each "pension plan" for which such Issuer would have any liability that is intended to be qualified under Section 401 (a) of the Code is so qualified in all material respects and nothing has occurred, whether by action or by failure to act, which would cause the loss of such qualification.

                  (xxv) Insurance. The Guarantor and each of its subsidiaries carry, or are entitled to the benefits of insurance, with financially sound and reputable insurers in such amounts and covering such risks as is prudent and customary for the conduct of their respective businesses and the value of their respective properties.

                  (xxvi) Taxes. The Guarantor and each of its subsidiaries has filed all federal, state and local income and franchise tax returns required to be filed through the date hereof and has paid all taxes due thereon, except such as are being contested in good faith by appropriate proceedings, and no tax deficiency has been determined adversely to the Guarantor or any of its subsidiaries which has had, nor does the Company or the Guarantor have any knowledge of any tax deficiency which, if determined adversely to the Guarantor or any of its subsidiaries, would reasonably be expected to have, a Material Adverse Effect.

                  (xxvii) Internal Controls. The Guarantor and each of its subsidiaries (A) make and keep accurate books and records and (B) maintain internal accounting controls which provide reasonable assurance that (i) transactions are executed in accordance with management's authorization, (ii) transactions are recorded as necessary to permit preparation of its financial statements and to maintain accountability for its assets, (iii) access to its assets is permitted only in accordance with management's authorization and (iv) the reported accountability for its assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

                  (xxviii) No Unlawful Payments. To the best of the Company's and the Guarantor's knowledge after due inquiry, neither the Company nor Guarantor, nor any director, officer, agent, employee or other person associated with or acting on behalf of the Company or Guarantor, has used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977; or made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment.

                  (xxix) Loans to Directors or Executive Officers. The Company has provided the Initial Purchasers true, correct, and complete copies of all documentation pertaining to any extension of credit in the form of a personal loan made, directly or indirectly, by the Company or the Guarantor to any director or executive officer of the Company or the Guarantor, or to any family member or affiliate of any director or executive officer of the Company or the Guarantor; and since July 30, 2002, the Company or Guarantor has not, directly or indirectly, including through any subsidiary: (i) extended credit, arranged to extend credit, or renewed any extension of credit, in the form of a personal loan, to or for any director or executive officer of the Company or the Guarantor, or to or for any family member or affiliate of any director or executive officer of the Company or the Guarantor or
         (ii) made any material modification, including any renewal thereof, to any term of any personal loan to any director or executive officer of the Company or the Guarantor, or any family member or affiliate of any director or executive officer, which loan was outstanding on July 30, 2002, provided that the parties agree that "personal loan" does not include advances of travel and other business expenses, cashless option exercises, company credit cards and similar items.

                  (xxx) No Brokerage Commission: Finder's Fee. Except as disclosed in the Offering Memorandum, there are no contracts, agreements or understandings between the Guarantor or any of its subsidiaries and any person that would give rise to a valid claim against the Company, Guarantor or any Initial Purchaser for a brokerage commission, finder's fee or other like payment in connection with this offering.

                  (xxxi) Similar Offering. None of the Company, the Guarantor or any of their respective affiliates, as such term is defined in Rule 501(b) under the 1933 Act (each, an

         "AFFILIATE"), has, directly or indirectly, solicited any offer to buy, sold or offered to sell or otherwise negotiated in respect of, or will solicit any offer to buy, sell or offer to sell or otherwise negotiate in respect of, in the United States or to any United States citizen or resident, any security which is or would be integrated with the sale of the Securities in a manner that would require the Securities to be registered under the 1933 Act.

                  (xxxii) Rule 144A. The Securities are eligible for resale pursuant to Rule 144A and will not be, at the Closing Time, of the same class as securities listed on a national securities exchange registered under Section 6 of the 1934 Act, or quoted in a U.S. automated interdealer quotation system.

                  (xxxiii) No General Solicitation or General Advertising. None of the Company, the Guarantor, their respective Affiliates or any person acting on its or any of their behalf (other than the Initial Purchasers and their respective Affiliates, as to whom the Company makes no representation) has engaged or will engage, in connection with the offering of the Securities, in any form of general solicitation or general advertising within the meaning of Rule 502(c) under Regulation D of the 1933 Act.

                  (xxxiv) No Registration Required. Subject to compliance by the Initial Purchasers with the representations and warranties and the procedures set forth in Section 6 hereof and assuming that the persons to whom the Initial Purchasers sell the Securities are "qualified institutional buyers" under Rule 144A, it is not necessary in connection with the offer, sale and delivery of the Securities to the Initial Purchasers and the initial resale by the Initial Purchasers to each Subsequent Purchaser in the manner contemplated by this Agreement and the Offering Memorandum to register the Securities under the 1933 Act or to qualify the Indenture under the 1939 Act.

                  (xxxv) Reporting Company. The Company and Guarantor are subject to the reporting requirements of Section 13 or Section 15(d) of the 1934 Act.

                  (xxxvi) Air Carrier Certification. The Company is an "air carrier" within the meaning of the Air Transportation Safety and System Stabilization Act and holds a certificate under Sections 41102(a)(l) and 41103 of Title 49. The Company is a "citizen of the United States" as defined in Section 40102(a)(15) of Title 49 (a "United States Citizen") and holds an air carrier operating certificate issued pursuant to Chapter 447 of Title 49 for aircraft capable of carrying 10 or more individuals or 6,000 pounds or more of cargo.

                  (xxxvii) Possession of Licenses and Permits. The Guarantor and its subsidiaries possess such permits, licenses, approvals, consents and other authorizations (collectively, "LICENSES") issued by the appropriate federal, state, local or foreign regulatory agencies or bodies and third parties, governmental or otherwise, including, without limitation, the Federal Aviation Administration and the Department of Transportation, necessary to conduct the business now operated by them as described in the Offering Memorandum; the Guarantor and its subsidiaries are in compliance with the terms and conditions of all such Licenses, except where the failure so to comply would not, singly or in the aggregate, reasonably be expected to have a Material Adverse Effect;

         all of the Licenses are valid and in full force and effect, except when the invalidity of such Licenses or the failure of such Licenses to be in full force and effect would not reasonably be expected to have a Material Adverse Effect; and neither the Guarantor nor any of its subsidiaries has received any notice of proceedings relating to the revocation or modification of any such Licenses which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would reasonably be expected to result in a Material Adverse Effect.

                  (xxxviii) Registration Rights. Except as disclosed in the Offering Memorandum there are no persons with registration rights or other similar rights to have any securities registered by the Company or Guarantor under the 1933 Act.

         (b) Officer's Certificates. Any certificate signed by any officer of the Company or Guarantor delivered to the Initial Purchasers or to counsel for the Initial Purchasers shall be deemed a representation and warranty by the Company or Guarantor to the Initial Purchasers as to the matters covered thereby.

         SECTION 2. Sale and Delivery to Initial Purchasers: Closing.

         (a) Initial Securities. On the basis of the representations, warranties and agreements herein contained and subject to the terms and conditions herein set forth, each of the Issuers agrees to sell to each Initial Purchaser, severally and not jointly, and each Initial Purchaser, severally and not jointly, agrees to purchase from the Issuers at the price set forth in Schedule B hereto the principal amount at maturity of the Initial Securities being issued and sold by such Issuer set forth opposite the name of such Initial Purchaser in Schedule A plus any additional principal amount at maturity of Initial Securities that such Initial Purchaser may become obligated to purchase pursuant to the provisions of Section 11 hereof.

         (b) Option Securities. In addition, on the basis of the representations, warranties and agreements herein contained and subject to the terms and conditions herein set forth, each of the Issuers hereby grants an option to the Initial Purchasers, severally and not jointly, to purchase up to an additional $43,654,000 aggregate principal amount at maturity of Option Securities being issued and sold by such Issuer at the same price per Security set forth in Schedule B for the Initial Securities. The option hereby granted will expire 30 days after the date of the Final Offering Memorandum and may be exercised in whole or in part from time to time only for the purpose of covering over-allotments which may be made in connection with the offering and distribution of the Initial Securities as may be modified by subsequent purchases and sales by the Initial Purchasers upon notice by the Representative to the Company setting forth the number of Option Securities as to which the Initial Purchasers are then exercising the option and the time and date of payment and delivery for such Option Securities. Any such time and date of delivery (a "DATE OF DELIVERY") shall be determined by the Representative, but shall not be later than seven full business days after the exercise of said option, nor in any event prior to the Closing Time, as hereinafter defined, unless otherwise agreed upon by the Initial Purchasers and the Company. If the option is exercised as to all or any portion of the Option Securities, each of the Initial Purchasers, acting severally and not jointly, will purchase that proportion of the principal amount at maturity of Option Securities then being purchased which the principal amount at maturity of Initial Securities set forth opposite the name of such Initial Purchaser in Schedule A bears to the total principal amount at maturity of Initial Securities.

         (c) Payment. Payment of the purchase price for, and delivery of one or more global certificates for, the Initial Securities shall be made at the offices of Cooley Godward LLP, One Maritime Plaza, San Francisco, CA 94111, or at such other place as shall be agreed upon by the Representative and the Company, at 10:00 A.M. (New York time) on the third business day after the date hereof (unless postponed in accordance with the provisions of Section 11 hereof), or at such other time not later than ten business days after such date as shall be agreed upon by the Representative and the Company (such time and date of payment and delivery being herein called the "CLOSING TIME").

         In addition, in the event that the Initial Purchasers have exercised their option to purchase all or any of the Option Securities, payment of the purchase price for, and delivery of one or more global certificates for, such Option Securities shall be made at the above-mentioned offices, or at such other place as shall be agreed upon by the Representative and the Company, on each Date of Delivery as specified in the notice from the Representative to the Company.

         Payment shall be made to the Company by wire transfer of immediately available funds to a bank account designated by the Company, against delivery to the Representative for the respective accounts of the Initial Purchasers of the Securities to be purchased by them. It is understood that each Initial Purchaser has authorized the Representative, for its account, to accept delivery of, receipt for, and make payment of the purchase price for, the Initial Securities and the Option Securities, if any, which it has agreed to purchase. Merrill Lynch, individually and not as representative of the Initial Purchasers, may (but shall not be obligated to) make payment of the purchase price for the Initial Securities or the Option Securities, if any, to be purchased by any Initial Purchaser whose funds have not been received by the Closing Time or the relevant Date of Delivery, as the case may be, but such payment shall not relieve such Initial Purchaser from its obligations hereunder.

         (d) Denominations: Registration. Certificates for the Initial Securities and the Option Securities, if any, shall be in such denominations ($1,000 or integral multiples thereof) and registered in such names as the Representative may request in writing at least one full business day before the Closing Time or the relevant Date of Delivery, as the case may be; provided that any Securities in global form be registered in the name of Cede & Co.

         SECTION 3. Covenants of the Issuers. Each of the Issuers covenants with each Initial Purchaser as follows:

         (a) Offering Memorandum. Each of the Company and Guarantor, as promptly as possible, will furnish to the Initial Purchasers, without charge, such number of copies of the Offering Memorandum and any amendments and supplements thereto and any Incorporated Documents as the Initial Purchasers may reasonably request.

         (b) Notice and Effect of Material Events. Each of the Company and Guarantor will immediately notify each Initial Purchaser, and confirm such notice in writing, of (x) any filing made by the Company or the Guarantor of information relating to the offering of the Securities with any securities exchange or any other securities regulatory body or tax authority in the United States or any other jurisdiction, and (y) prior to the completion of the placement of the Securities by the Initial Purchasers as evidenced by a notice from the Initial Purchasers to the Company in writing, any material changes in or events affecting the condition, financial or otherwise, or the earnings, business or business prospects of the Guarantor and its subsidiaries considered as one enterprise which (i) make any statement in the Offering Memorandum false or misleading or (ii) are not disclosed in the Offering Memorandum. In such event or if during such time any event shall occur as a result of which it is necessary, in the opinion of any of the Company, its counsel, the Initial Purchasers or counsel for the Initial Purchasers, to amend or supplement the Offering Memorandum in order that the Offering Memorandum not include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading in the light of the circumstances then existing, the Company and the Guarantor will forthwith amend or supplement the Offering Memorandum by preparing and furnishing to each Initial Purchaser an amendment or amendments of, or a supplement or supplements to, the Offering Memorandum (in form and substance satisfactory in the reasonable opinion of counsel for the Initial Purchasers) so that, as so amended or supplemented, the Offering Memorandum will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances existing at the time it is delivered to a Subsequent Purchaser, not misleading.

         (c) Amendments to Offering Memorandum and Supplements. Each Issuer will advise each Initial Purchaser promptly of any proposal to amend or supplement the Offering Memorandum and will not effect any such amendment or supplement without the consent of the Initial Purchasers, which consent shall not be unreasonably withheld. Neither the consent of the Initial Purchasers, nor the Initial Purchasers' delivery of any such amendment or supplement, shall constitute a waiver of any of the conditions set forth in Section 5 hereof.

         (d) Qualifications of Securities for Offer and Sale. Each Issuer shall use its best efforts, in cooperation with the Initial Purchasers, to qualify the Securities and the shares of Common Stock issuable upon exchange of Securities for offering and sale under the applicable securities laws of such states and other jurisdictions as the Representative may reasonably designate and will maintain such qualification in effect as long as required in connection with the distribution of the Securities; provided, however, that no Issuer shall be obligated to file any general consent to service of process or to qualify as a foreign corporation or as a dealer in securities in any jurisdiction in which it is not so qualified or to subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise so subject. In each jurisdiction in which the Securities or such shares of Common Stock issuable upon exchange of the Securities have been so qualified, the Company will file such statements and reports as may be required by the laws of such jurisdiction to continue such qualification in effect for so long as may be required in connection with the distribution of the Securities.

         (e) Use of Proceeds. The Company will use the net proceeds received by it from the sale of the Securities in the manner indicated in the Offering Memorandum under "Use of Proceeds."

         (f) Listing on Securities Exchange. The Guarantor will use its reasonable best efforts to cause all shares of Common Stock issuable upon exchange of the Securities to be listed on the

New York Stock Exchange or listed on a "national securities exchange" registered under Section 6 of the 1934 Act.

         (g) Restriction on Sale of Securities. During a period of 90 days from the date of the Offering Memorandum, the Company and the Guarantor will not, without the prior written consent of Merrill Lynch, (i) directly or indirectly, offer, pledge, announce the intention to sell, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant for the sale of, lend or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or securities exchangeable into or exchangeable or exercisable for or repayable with Common Stock, or file any registration statement under the 1933 Act with respect to any of the foregoing or (ii) enter into any swap or other agreement or any transaction that transfers, in whole or in part, directly or indirectly, any of the economic consequence of ownership of the Common Stock, or any securities exchangeable into or exchangeable or exercisable for or repayable with Common Stock, whether any such swap or transaction described in clause (i) or (ii) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise. The foregoing sentence shall not apply to (A) the Securities to be sold hereunder or the Common Stock to be delivered upon exchange thereof, (B) the resale registration statement to be filed by the Company and Guarantor pursuant to the Registration Rights Agreement relating to the resale of the Securities and the shares of Common Stock or any other registration statement filed pursuant to registration rights described in the Offering Memorandum, or (C) Common Stock or options to be issued pursuant to employee benefit plans, qualified stock option plans or other employee compensation benefit plans or pursuant to currently outstanding options, or pursuant to convertible securities, warrants or rights existing on the date hereof and referred to in the Offering Memorandum.

         (h) PORTAL Designation. Each Issuer shall use its best efforts to permit the Securities to be designated as PORTAL securities in accordance with the rules and regulations adopted by the National Association of Securities Dealers, Inc. ("NASD") relating to the PORTAL Market.

         (i) DTC. Each Issuer shall cooperate with the Representative and use their best efforts to permit the Securities to be eligible for clearance and settlement through the facilities of DTC.

         (j) Reporting Requirements. Each of the Company and Guarantor, during the period when the Offering Memorandum is required to be delivered, will file all documents required to be filed with the Commission pursuant to the 1934 Act within the time periods required by the 1934 Act and the 1934 Act Regulations.

         (k) Reservation of Common Stock. Guarantor will reserve and keep available at all times, free of preemptive or other similar rights, a sufficient number of Common Stock for the purpose of enabling the Company to satisfy any obligations to issue the Common Stock initially issuable upon exchange of the Securities.

         SECTION 4. Payment of Expenses

         (a) Expenses to be paid by the Company. The Company shall pay all expenses incident to the performance of its obligations under this Agreement, including (i) the preparation, printing, delivery to the Initial Purchasers and any filing of the Offering Memorandum (including financial statements and any schedules or exhibits and any Incorporated Document) and of each amendment or supplement thereto, (ii) the preparation, printing and delivery to the Initial Purchasers of this Agreement, any Agreement among Initial Purchasers, the Indenture, the Securities, the Registration Rights Agreement and such other documents as may be required in connection with the offer, purchase, sale or delivery of the Notes, (iii) the fees and disbursements of the Company's counsel, accountants and other advisors, (iv) the qualification of the Notes in accordance with the provisions of Section 3(d) hereof, including filing fees and the reasonable fees and disbursements of a single counsel for the Initial Purchasers in connection therewith and in connection with the preparation of the Blue Sky Survey and any supplement thereto, (v) any fees of the NASD in connection with the Notes, (vi) the fees and expenses of the Trustee, including the fees and disbursements of counsel for the Trustee in connection with the Indenture and the Notes, (vii) any fees payable in connection with the rating of the Notes, and (viii) any fees and expenses payable in connection with the initial and continued designation of the Securities as PORTAL securities under the PORTAL Market Rules pursuant to NASD Rule 5322.

         (b) Expenses to be paid by the Guarantor. The Guarantor shall pay all expenses incident to the performance of its and, to the extent not paid by the Company, the Company's obligations under this Agreement, including (i) the preparation, printing, delivery to the Initial Purchasers and any filing of the Offering Memorandum (including financial statements and any schedules or exhibits and any Incorporated Document) and of each amendment or supplement thereto, (ii) the preparation, printing and delivery to the Initial Purchasers of this Agreement, any Agreement among Initial Purchasers, the Indenture, the Securities, the Guarantee and Exchange Agreement, the Registration Rights Agreement and such other documents as may be required in connection with the offer, purchase, sale, issuance or delivery of the Securities or the issuance or delivery of the Common Stock issuable upon exchange thereof, (iii) the preparation, issuance and delivery of the certificates for the Securities to the Initial Purchasers and the certificates for the Common Stock issuable upon exchange thereof including any transfer taxes, any stamp or other duties payable upon the sale, issuance and delivery of the Securities to the Initial Purchasers, the issuance and delivery of the Common Stock issuable upon exchange thereof and any charges of DTC in connection therewith, (iv) the fees and disbursements of the Company's counsel, accountants and other advisors, (v) the qualification of the Securities and the shares of Common Stock issuable upon exchange of the Securities under securities laws in accordance with the provisions of Section 3(d) hereof, including filing fees and the reasonable fees and disbursements of a single counsel for the Initial Purchasers in connection therewith and in connection with the preparation of the Blue Sky Survey and any supplement thereto, (vi) any fees of the NASD in connection with the Securities,
(vii) the fees and expenses of the Trustee, including the fees and disbursements of counsel for the Trustee in connection with the Indenture and the Securities,
(viii) the fees and expenses of any transfer agent or registrar for the Common Stock, (ix) any fees payable in connection with the rating of the Securities, and (x) any fees and expenses payable in connection with the initial and continued designation of the Securities as PORTAL securities under the PORTAL Market Rules pursuant to NASD Rule 5322.

         (c) Termination of Agreement. If this Agreement is terminated by the Representative in accordance with the provisions of Section 5 or Section 10(a)(i) hereof, the Company shall reimburse the Initial Purchasers for all of their out-of-pocket expenses, including the reasonable fees and disbursements of a single counsel for the Initial Purchasers.

         SECTION 5. Conditions of Initial Purchasers' Obligations. The obligations of the several Initial Purchasers hereunder are subject to the accuracy of the representations and warranties of each Issuer contained in
Section 1 hereof and in the certificates of any officer of either Issuer delivered pursuant to the provisions hereof, to the performance by both Issuers of their covenants and other obligations hereunder, and to the following further conditions:

         (a) Opinion of Counsel of the Issuers. At the Closing Time, the Initial Purchasers shall have received the opinion dated as of the Closing Time, of Linda Mitchell, General Counsel of the Company and Chief Legal Officer of the Guarantor in form and substance satisfactory to counsel for the Initial Purchasers, substantially to the effect set forth in Exhibit B hereto. Such counsel may also state that, insofar as such opinion involves factual matters, they have relied, to the extent they deem proper, upon certificates of the officers of the Company and certificates of public officials.

         (b) Opinion of Counsel for the Issuers. At the Closing Time, the Initial Purchasers shall have received the opinion dated as of the Closing Time, of Cooley Godward LLP, counsel for the Issuers, in form and substance reasonably satisfactory to counsel for the Initial Purchasers, substantially to the effect set forth in Exhibit C hereto. Such counsel may also state that, insofar as such opinion involves factual matters, they have relied, to the extent they deem proper, upon certificates of the officers of the Company and certificates of public officials.

         (c) Opinion of Regulatory Counsel for the Issuers. At the Closing Time, the Initial Purchasers shall have received the opinion dated as of the Closing Time, of Baker & Hostetler LLP, regulatory counsel for the Issuers, in form and substance satisfactory to counsel for the Initial Purchasers, substantially to the effect set forth in Exhibit D hereto. Such counsel may also state that, insofar as such opinion involves factual matters, they have relied, to the extent they deem proper, upon certificates of the officers of the Company and certificates of public officials.

         (d) Opinion of Counsel for Initial Purchasers. At the Closing Time, the Initial Purchasers shall have received the opinion, dated as of the Closing Time, of Shearman & Sterling LLP, counsel for the Initial Purchasers, in form and substance satisfactory to the Initial Purchasers. In giving such opinion such counsel may rely, as to all matters governed by the laws of jurisdictions other than the law of the State of New York, the federal law of the United States and the General Corporation Law of the State of Delaware, upon the opinions of counsel satisfactory to the Initial Purchasers. Such counsel may also state that, insofar as such opinion involves factual matters, they have relied, to the extent they deem proper, upon certificates of officers of the Company and certificates of public officials.

         (e) Officers' Certificate of Company. At the Closing Time, there shall not have been, since the date hereof or since the respective dates as of which information is given in the

Offering Memorandum (exclusive of any amendments or supplements thereto after the date of this Agreement), any material adverse change in the condition, financial or otherwise, or in the earnings, business or business prospects of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, and the Initial Purchasers shall have received a certificate of the President or Vice President of the Company and the Chief Financial Officer or Chief Accounting Officer of the Company, dated as of the Closing Time, to the effect that (i) there has been no such material adverse change, (ii) the representations and warranties in Section 1(a) hereof are true and correct with the same force and effect as though expressly made at and as of the Closing Time, and (iii) the Company has complied with all of the agreements entered into in connection with the transaction contemplated herein and satisfied all conditions on their part to be performed or satisfied at or prior to the Closing Time.

         (f) Officers' Certificate of Guarantor. At the Closing Time, there shall not have been, since the date hereof or since the respective dates as of which information is given in the Offering Memorandum (exclusive of any amendments or supplements thereto after the date of this Agreement), any material adverse change in the condition, financial or otherwise, or in the earnings, business or business prospects of the Guarantor and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, and the Initial Purchasers shall have received a certificate of the President or Vice President of the Company and the Chief Financial Officer or Chief Accounting Officer of the Guarantor, dated as of the Closing Time, to the effect that (i) there has been no such material adverse change, (ii) the representations and warranties in Section 1(a) hereof are true and correct with the same force and effect as though expressly made at and as of the Closing Time, and (iii) the Guarantor has complied with all of the agreements entered into in connection with the transaction contemplated herein and satisfied all conditions on their part to be performed or satisfied at or prior to the Closing Time.

         (g) Accountant's Comfort Letter. At the time of the execution of this Agreement, the Initial Purchasers shall have received comfort letters, each dated as of that date, from (i) PricewaterhouseCoopers LLP, in the form and substance satisfactory to the Initial Purchasers, containing statements and information of the type ordinarily included in accountants' comfort letters to Initial Purchasers with respect to the financial statements and certain financial information contained, or incorporated by reference, in the Offering Memorandum, and (ii) KPMG LLP, in the form and substance satisfactory to the Initial Purchasers, containing statements and information of the type ordinarily included in accountants' comfort letters to Initial Purchasers with respect to the financial statements and certain financial information contained, or incorporated by reference, in the Offering Memorandum.

         (h) Bring-down Comfort Letter. At the Closing Time, the Initial Purchasers shall have received a letter, dated as of the Closing Time, from (i) PricewaterhouseCoopers LLP, to the effect that they reaffirm the statements made in the letter furnished pursuant to subsection (d) of this Section, except that the specified date referred to shall be a date not more than three business days prior to the Closing Time, and (ii) KPMG LLP, to the effect that they reaffirm the statements made in the letter furnished pursuant to subsection (d) of this Section, except that the specified date referred to shall be a date not more than three business days prior to the Closing Time.

         (i) Lock-up Agreements. On or prior to the date of this Agreement, the Initial Purchasers shall have received an agreement substantially in the form of Exhibit D or Exhibit E hereto (as applicable) signed by each of the persons listed in Schedule E hereto.

         (j) Indenture, Registration Rights Agreement and Guarantee and Exchange Agreement. At or prior to the Closing Time, each of the Issuers and the Trustee shall have executed and delivered the Indenture, and the Company, and the Initial Purchasers shall have executed and delivered the Registration Rights Agreement and the Guarantor shall have executed and delivered the Guarantee.

         (k) Conditions to Purchase of Option Securities. In the event that the Initial Purchasers exercise their option provided in Section 2(b) hereof to purchase all or any portion of the Option Securities, the obligations of the Initial Purchasers to purchase such Option Securities is subject to the accuracy as of each Date of Delivery of the representations and warranties of each Issuer contained in Section 1 and in the certificates of any officer of either Issuer delivered pursuant to the provisions hereof, to the performance by both Issuers of their covenants and other obligations hereunder, and at the relevant Date of Delivery, the Initial Purchasers shall have received:

                  (i) Officers' Certificate of the Company. A certificate, dated such Date of Delivery, of the President or Vice President of the Company and the Chief Financial Officer or Chief Accounting Officer of the Company confirming that the certificate delivered at the Closing Time pursuant to Section 5(e) hereof remains true and correct as of such Date of Delivery.

                  (ii) Officers' Certificate of the Guarantor. A certificate, dated such Date of Delivery, of the President or Vice President of the Guarantor and the Chief Financial Officer or Chief Accounting Officer of the Guarantor confirming that the certificate delivered at the Closing Time pursuant to Section 5(f) hereof remains true and correct as of such Date of Delivery.

                  (iii) Opinion of Counsel of the Issuers. Dated such Date of Delivery, the opinion of Linda Mitchell, General Counsel of the Company and Chief Legal Officer of the Guarantor, in form and substance satisfactory to the Initial Purchasers, relating to the Option Securities to be purchased on such Date of Delivery and otherwise to the same effect as the opinion required by Section 5(a) hereof.

                  (iv) Opinion of Counsel for the Issuers. Dated such Date of Delivery, the opinion of Cooley Godward LLP, counsel for the Issuers, in form and substance satisfactory to the Initial Purchasers, relating to the Option Securities to be purchased on such Date of Delivery and otherwise to the same effect as the opinion required by
         Section 5(b) hereof.

                  (v) Opinion of Regulatory Counsel for the Issuers. Dated such Date of Delivery, the opinion of Baker & Hostetler LLP, regulatory counsel for the Issuers, in form and substance satisfactory to the Initial Purchasers, relating to the Option Securities to be purchased on such Date of Delivery and otherwise to the same effect as the opinion required by Section 5(c) hereof.

                  (vi) Opinion of Counsel for Initial Purchasers. The opinion of Shearman & Sterling LLP, counsel for the Initial Purchasers, dated such Date of Delivery, relating to the Option Securities to be purchased on such Date of Delivery and otherwise to the same effect as the opinion required by Section 5(d) hereof.

                  (vii) Bring-down Comfort Letter. A letter dated such Date of Delivery, from (A) PricewaterhouseCoopers LLP in form and substance satisfactory to the Initial Purchasers, substantially in the same form and substance as the letter furnished to the Initial Purchasers pursuant to Section 5(g) hereof, except that the "specified date" in the letter furnished pursuant to this paragraph shall be a date not more than three business days prior to such Date of Delivery, and (B) KPMG LLP, in form and substance satisfactory to the Initial Purchasers, substantially in the same form and substance as the letter furnished to the Initial Purchasers pursuant to Section 5(d) hereof, except that the "specified date" in the letter furnished pursuant to this paragraph shall be a date not more than three business days prior to such Date of Delivery.

         (1) ATSB Waiver. At or prior to the Closing Time, the Initial Purchasers shall have received from the Company, a written waiver pursuant to the $429,000,000 Loan Agreement between the Company; Citibank, N.A., as Initial Lender and Agent; KPMG Consulting, Inc., as Loan Administrator and Air Transportation Stabilization Board (the "BOARD") (the "LOAN AGREEMENT"), signed by the Board, each Lender (as that term is defined in the Loan Agreement) and each Counter-Guarantor (as that term is defined in the Loan Agreement) consenting to the waiver of, (A) the application of Section 2.6(a) of the Loan Agreement to the proceeds of the issue of the Securities and, (B) the application of Section 6.14 of the Loan Agreement to the Company's agreement under the Cash Collateral Agreement (as defined in paragraph (j) below) not to create any liens on the Collateral (as defined therein).

         (m) Cash Collateral Agreement. At or prior to the Closing Time, the Initial Purchasers shall have received from the Company a copy of the fully executed cash collateral agreement entered into between the Company and Citibank, N.A., as agent for the Lenders (as that term is defined in the Loan Agreement), (the "CASH COLLATERAL AGREEMENT") the terms of which provide for the creation of a cash collateral account and for the grant of a security interest in such account in favor of the agent.

         (n) Term Loan Waiver. At or prior to the Closing Time, the Initial Purchasers shall have received from the Company, a written waiver pursuant to the Amended and Restated Term Loan Agreement dated January 18,2002 among the Company, the Lenders (as set out therein), Mizuho Corporate Bank, Ltd. (as successor by merger to The Industrial Bank of Japan, Limited), as Agent (the "TERM LOAN"), signed by the Requisite Lenders (as defined in the Term Loan) consenting to the waiver of, (A) the application of Section 2.4(B)(ii)(3) of the Term Loan to the proceeds of the issue of the Securities, and (B) the application of Section 6.2(A) of the Term Loan to the extent that it prohibits the Company from granting a security interest in the Collateral (as defined in the Cash Collateral Agreement) in favor of Citibank, N.A., as agent under the Cash Collateral Agreement.

         (o) Additional Documents. At the Closing Time and at each Date of Delivery, counsel for the Initial Purchasers shall have been furnished with such documents, certificates and opinions as they may reasonably request for the purpose of enabling them to pass upon the issuance and sale of the Securities as herein contemplated, or in order to evidence the accuracy and completeness of any of the representations or warranties, or the fulfillment of any of the conditions, herein contained; and all proceedings taken by the Issuers in connection with the issuance and sale of the Securities as herein contemplated shall be satisfactory in form and substance to the Initial Purchasers and counsel for the Initial Purchasers.

         (p) PORTAL Market. At the Closing Time, the Securities and the Common Stock issuable upon exchange of the Securities shall have been designated for trading on PORTAL.

         (q) Termination of Agreement. If any condition specified in this Section shall not have been fulfilled when and as required to be fulfilled, this Agreement (or, in the case of any condition to the purchase of Option Securities, on a Date of Delivery which is after the Closing Time, the obligations of the several Initial Purchasers to purchase the relevant Option Securities on such Date of Delivery) may be terminated by the Initial Purchasers by notice to the Company and Guarantor at any time at or prior to the Closing Time or such Date of Delivery, as the case may be, and such termination shall be without liability of any party to any other party except as provided in Section 4 and except that Sections 1,7,8 and 9 shall survive any such termination and remain in full force and effect.

         SECTION 6. Subsequent Offers and Resales of the Securities.

         (a) Offer and Sale Procedures. Each of the Initial Purchasers and the Issuers, as the case may be, hereby establish and agree to, severally and not jointly, observe the following procedures in connection with the offer and sale of the Securities.

                  (i) Offers and Sales to Qualified Institutional Buyers. Offers and sales of the Securities shall only be made to persons whom the offeror or seller reasonably believes to be qualified institutional buyers, as defined in Rule 144A under the 1933 Act ("QUALIFIED INSTITUTIONAL BUYERS").

                  (ii) No General Solicitation. No general solicitation or general advertising (within the meaning of Rule 502(c) under the 1933
         Act) shall be used in the United States in connection with the offering or sale of the Securities.

                  (iii) Purchases by Non-Bank Fiduciaries. In the case of a non-bank Subsequent Purchaser of Securities acting as a fiduciary for one or more third parties, each third party shall, in the reasonable belief of such Initial Purchaser, be a Qualified Institutional Buyer to whom the notice required in subsection (iv) has been given.

                  (iv) Subsequent Purchaser Notification. Each Initial Purchaser will take reasonable steps to inform, and cause each of its United States Affiliates to take reasonable steps to inform, persons acquiring Securities from such Initial Purchaser or its Affiliate that the Securities (A) have not been and will not be registered under the 1933 Act, (B) are being sold to them without registration under the 1933 Act in reliance on Rule 144A or in accordance with another exemption from registration under the 1933

         Act, as the case may be, and (C) may not be offered, sold or otherwise transferred except (1) to the Company, (2) outside the United States in accordance with Regulation S under the 1933 Act or (3) inside the United States in accordance with (x) Rule 144A to a person whom the seller reasonably believes is a Qualified Institutional Buyer that is purchasing such Securities for its own account or for the account of a Qualified Institutional Buyer to whom notice is given that the offer, sale or transfer is being made in reliance on Rule 144A or (y) pursuant to another available exemption from registration under the 1933 Act.

                  (v) Restriction on Transfer. The transfer restrictions and the other provisions set forth in the Offering Memorandum under the caption "Transfer Restrictions," including the legend required thereby, shall apply to the Securities except as otherwise agreed by the Issuers and the Initial Purchasers. Following the sale of the Securities by the Initial Purchasers to each Subsequent Purchaser pursuant to the terms hereof, the Initial Purchasers shall not be liable or responsible to any Issuer for any losses, damages or liabilities suffered or incurred by any Issuer, including any losses, damages or liabilities under the 1933 Act, arising from or relating to any subsequent resale or transfer of any Security.

         (b) Covenants of the Issuers. The Company, and where specifically indicated, each of the Issuers, severally, covenants with each Initial Purchaser as follows:

                  (i) Integration. Each Issuer agrees that it will not and will cause its Affiliates not to, directly or indirectly, solicit any offer to buy, sell or make any offer or sale of, or otherwise negotiate in respect of, securities of such Issuer or any Affiliate thereof of any class if, as a result of the doctrine of "integration" referred to in Rule 502 under the 1933 Act, such offer and sale would render invalid (for the purpose of (A) the sale of the Securities by such Issuer to the Initial Purchasers, (B) the resale of the Securities by the Initial Purchasers to Subsequent Purchasers, or (C) the resale of the Securities by such Subsequent Purchasers to others) the exemption from the registration requirements of the 1933 Act provided by Section 4(2) thereof or by Rule 144A thereunder or otherwise.

                  (ii) Rule 144A Information. Each Issuer agrees that, in order to render the Securities eligible for resale pursuant to Rule 144A under the 1933 Act, while any of the Securities remain outstanding, it will make available, upon request, to any holder of Securities or prospective purchasers of Securities the information specified in Rule 144A(d)(4), unless such Issuer furnishes information to the Commission pursuant to Section 13 or 15(d) of the 1934 Act.

                  (iii) Restriction on Purchases. Until the expiration of two years after the original issuance of the Securities, each Issuer will not, and will cause its "affiliates" (as such term is defined in Rule 144(a)(l) under the 1933 Act) not to, purchase or agree to purchase or otherwise acquire any Securities which are "restricted securities" (as such term is defined under Rule 144(a)(3) under the 1933 Act), whether as beneficial owner or otherwise (except as agent on behalf of and for the account of customers in the ordinary course of business as a securities broker in unsolicited broker's transactions) unless, immediately upon any such purchase, such Issuer or any such affiliate shall submit such Securities to the Trustee for cancellation.

         (c) Qualified Institutional Buyer. Each Initial Purchaser, severally and not jointly, represents and warrants to, and agrees with, the Company and Guarantor that it is an "accredited investor" within the meaning of Regulation D under the Securities Act and a Qualified Institutional Buyer.

         SECTION 7. Indemnification.

         (a) Indemnification of Initial Purchasers by the Company. The Company agrees to indemnify and hold harmless each Initial Purchaser and each person, if any, who controls such Initial Purchaser within the meaning of
Section 15 of the 1933 Act or Section 20 of the 1934 Act as follows:

                  (i) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in the Offering Memorandum (or any amendment or supplement thereto), or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

                  (ii) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission; provided that (subject to Section 7(e) below) any such settlement is effected with the prior written consent of the Company;

                  (iii) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of or based upon, in whole or in part, from the failure by the other Issuer to perform its obligations hereunder; and

                  (iv) against any and all expense whatsoever, as incurred (including the reasonable fees and disbursements of counsel chosen by Merrill Lynch), reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under (i), (ii) or (iii) above;

provided, however, that this indemnity agreement shall not apply to any loss, liability, claim, damage or expense to the extent arising out of any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Company and Guarantor by and with respect to any Initial Purchaser through Merrill Lynch expressly for use in the Offering Memorandum (or any amendment or supplement thereto), and provided further that the Issuers will not be liable to an Initial Purchaser with respect to the Offering Memorandum to the extent that the Issuers shall sustain the burden of proving that any such loss, liability, claim, damage or expense resulted from the fact that such Initial Purchaser sold Securities to a person to whom such Initial Purchaser failed to send or give, at or prior to the Closing Date, a copy of the Offering Memorandum, as then amended or supplemented if the Issuers have previously furnished copies of the Offering Memorandum, as so amended or supplemented, (sufficiently in advance of the Closing Date to allow for distribution by the Closing Date) to the Initial Purchasers and the loss, liability, claim, damage or expense of such Initial Purchaser resulted from an untrue statement or omission of a material fact contained in or omitted from the Offering Memorandum which was corrected in the Offering Memorandum, as so amended or supplemented, prior to the Closing Date.

         (b) Indemnification of Initial Purchasers by the Guarantor. The Guarantor agrees to indemnify and hold harmless each Initial Purchaser and each person, if any, who controls such Initial Purchaser within the meaning of
Section 15 of the 1933 Act or Section 20 of the 1934 Act as follows:

                  (i) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in the Offering Memorandum (or any amendment or supplement thereto), or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

                  (ii) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission; provided that (subject to Section 7(d) below) any such settlement is effected with the prior written consent of the Company;

                  (iii) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of or based upon, in whole or in part, from the failure by the other Issuer to perform its obligations hereunder; and

                  (iv) against any and all expense whatsoever, as incurred (including the reasonable fees and disbursements of counsel chosen by Merrill Lynch), reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under (i), (ii) or (iii) above;

provided, however, that this indemnity agreement shall not apply to any loss, liability, claim, damage or expense to the extent arising out of any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Company and Guarantor by and with respect to any Initial Purchaser through

Merrill Lynch expressly for use in the Offering Memorandum (or any amendment or supplement thereto), and provided further that the Issuers will not be liable to an Initial Purchaser with respect to the Offering Memorandum to the extent that the Issuers shall sustain the burden of proving that any such loss, liability, claim, damage or expense resulted from the fact that such Initial Purchaser sold Securities to a person to whom such Initial Purchaser failed to send or give, at or prior to the Closing Date, a copy of the Offering Memorandum, as then amended or supplemented if the Issuers have previously furnished copies of the Offering Memorandum, as so amended or supplemented, (sufficiently in advance of the Closing Date to allow for distribution by the Closing Date) to the Initial Purchasers and the loss, liability, claim, damage or expense of such Initial Purchaser resulted from an untrue statement or omission of a material fact contained in or omitted from the Offering Memorandum which was corrected in the Offering Memorandum, as so amended or supplemented, prior to the Closing Date.

         (c) Indemnification of Issuers. Each Initial Purchaser severally agrees to indemnify and hold harmless the Issuers and each person, if any, who controls the Company and the Guarantor within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act against any and all loss, liability, claim, damage and expense described in the indemnity contained in subsections
(a)(i) and (ii) and b(i) and (ii) of this Section, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Offering Memorandum (or any amendment or supplement thereto) in reliance upon and in conformity with written information furnished to the Company by and with respect to such Initial Purchaser through Merrill Lynch expressly for use in the Offering Memorandum (or any amendment or supplement thereto).

         (d) Actions against Parties; Notification. Each indemnified party shall give notice as promptly as reasonably practicable to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party shall not relieve such indemnifying party from any liability hereunder to the extent it is not materially prejudiced as a result thereof and in any event shall not relieve it from any liability which it may have otherwise than on account of this indemnity agreement. In the case of parties indemnified pursuant to Section 7(a) above, counsel to the indemnified parties shall be selected by Merrill Lynch, and, in the case of parties indemnified pursuant to Section 7(c) above, counsel to the indemnified parties shall be selected by the Issuers. An indemnifying party may participate at its own expense in the defense of any such action; provided, however, that counsel to the indemnifying party shall not (except with the consent of the indemnified party) also be counsel to the indemnified party. In no event shall the indemnifying parties be liable for fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances. No indemnifying party shall, without the prior written consent of the indemnified parties (which shall not be unreasonably withheld or delayed), settle or compromise or consent to the entry of any judgment with respect to any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever in respect of which indemnification or contribution could be sought under this Section 7 or Section 8 hereof (whether or not the indemnified parties are actual or potential parties thereto), unless such settlement, compromise or consent (i) includes an unconditional release of each indemnified party from all liability arising out of such litigation, investigation, proceeding or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

         (e) Settlement without Consent if Failure to Reimburse. If at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for reasonable fees and expenses of counsel, such indemnifying party agrees that it shall be liable for any settlement of a claim indemnifiable pursuant to Section 7(a)(ii) or 7(b)(ii) effected without its written consent if (i) such settlement is entered into more than 45 days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall have received notice of the terms of such settlement at least 30 days prior to such settlement being entered into, and (iii) such indemnifying party shall not have reimbursed such indemnified party in accordance with such request prior to the date of such settlement.

         SECTION 8. Contribution. If the indemnification provided for in Section 7 hereof is for any reason unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, liabilities, claims, damages or expenses referred to therein, then each indemnifying party shall contribute to the aggregate amount of such losses, liabilities, claims, damages and expenses incurred by such indemnified party, as incurred, (i) in such proportion as is appropriate to reflect the relative benefits received by the Issuers on the one hand and the Initial Purchasers on the other hand from the offering of the Securities pursuant to this Agreement or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Issuers on the one hand and of the Initial Purchasers on the other hand in connection with the statements or omissions which resulted in such losses, liabilities, claims, damages or expenses, as well as any other relevant equitable considerations.

         The relative benefits received by the Issuers on the one hand and the Initial Purchasers on the other hand in connection with the offering of the Securities pursuant to this Agreement shall be deemed to be in the same respective proportions as the total net proceeds from the offering of the Securities pursuant to this Agreement (before deducting expenses) received by the Issuers and the total purchase discount received by the Initial Purchasers, bear to the aggregate initial offering price of the Securities.

         The relative fault of the Issuers on the one hand and the Initial Purchasers on the other hand shall be determined by reference to, among other things, whether any such untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Issuers or by the Initial Purchasers and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

         Each of the Issuers and the Initial Purchasers agree that it would not be just and equitable if contribution pursuant to this Section 8 were determined by pro rata allocation (even if the Initial Purchasers were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section
8. The aggregate amount of losses, liabilities, claims, damages and expenses incurred by an indemnified party and referred to above in this Section 8 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue or alleged untrue statement or omission or alleged omission.

         Notwithstanding the provisions of this Section 8, no Initial Purchaser shall be required to contribute any amount in excess of the amount by which the total price at which the Securities purchased and sold by it hereunder exceeds the amount of any damages which such Initial Purchaser has otherwise been required to pay by reason of any such untrue or alleged untrue statement or omission or alleged omission.

         No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

         For purposes of this Section 8, each person, if any, who controls an Initial Purchaser within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as such Initial Purchaser, and each person, if any, who controls an Issuer within the meaning of
Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as such Issuer. The Initial Purchasers' respective obligations to contribute pursuant to this Section are several in proportion to the principal amount of Securities set forth opposite their respective names in Schedule A hereto and not joint.

         SECTION 9. Representations, Warranties and Agreements to Survive Delivery. All representations, warranties and agreements contained in this Agreement or in certificates of officers of the Issuers submitted pursuant hereto shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of any Initial Purchaser or any person who controls an Initial Purchaser within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act, or by or on behalf of the Issuers, and shall survive delivery of the Securities to the Initial Purchasers.

         SECTION 10. Termination of Agreement.

         (a) Termination: General. The Representative may terminate this Agreement, by notice to the Company and Guarantor, at any time at or prior to the Closing Time (i) if there has been, since the time of execution of this Agreement or since the respective dates as of which information is given in the Offering Memorandum (exclusive of any amendments or supplements thereto subsequent to the date of this Agreement), any material adverse change in the condition, financial or otherwise, or in the earnings, business or business prospects of the Guarantor and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, or (ii) if there has occurred any material adverse change in the financial markets in the United States or in the international financial markets, any outbreak of hostilities or escalation thereof or other calamity or crisis or any change or development involving a prospective change in national or international political, financial or economic conditions, in each case the effect of which is such as to make it, in the judgment of the Representative, impracticable or inadvisable to market the Securities or to enforce contracts for the sale of the Securities, or (iii) if trading in any securities of the Guarantor or Company has been suspended or materially limited by the Commission or the New York Stock Exchange or if trading generally on the NYSE, the

American Stock Exchange or in the New York Stock Exchange has been suspended or materially limited, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices have been required, by any of said exchanges or by such system or by order of the Commission, the National Association of Securities Dealers, Inc. or any other governmental authority or a material disruption has occurred in commercial banking or securities settlement or clearance services in the United States, or (iv) if a banking moratorium has been declared by either federal or New York authorities.

         (b) Liabilities. If this Agreement is terminated pursuant to this Section, such termination shall be without liability of any party to any other party except as provided in Section 4 hereof, and provided further that Sections 1, 7, 8 and 9 shall survive such termination and remain in full force and effect.

         SECTION 11. Default by One or More of the Initial Purchasers. If one or more of the Initial Purchasers shall fail at the Closing Time to purchase the Securities which it or they are obligated to purchase under this Agreement (the "DEFAULTED SECURITIES"), the Initial Purchasers shall have the right, within 24 hours thereafter, to make arrangements for one or more of the nondefaulting Initial Purchasers, or any other initial purchasers, to purchase all, but not less than all, of the Defaulted Securities in such amounts as may be agreed upon and upon the terms herein set forth; if, however, the Initial Purchasers shall not have completed such arrangements within such 24-hour period, then:

                  a) if the number of Defaulted Securities does not exceed 10% of the aggregate principal amount of the Securities to be purchased hereunder, each of the non-defaulting Initial Purchasers shall be obligated, severally and not jointly, to purchase the full amount thereof in the proportions that their respective underwriting obligations hereunder bear to the underwriting obligations of all non-defaulting Initial Purchasers, or

                  b) if the number of Defaulted Securities exceeds 10% of the aggregate principal amount of the Securities to be purchased hereunder, this Agreement shall terminate without liability on the part of any non-defaulting Initial Purchaser.

         No action taken pursuant to this Section shall relieve any defaulting Initial Purchaser from liability in respect of its default.

         In the event of any such default which does not result in a termination of this Agreement, either the Initial Purchasers or the Company shall have the right to postpone the Closing Time for a period not exceeding seven days in order to effect any required changes in the Offering Memorandum or in any other documents or arrangements. As used herein, the term "Initial Purchaser" includes any person substituted for an Initial Purchaser under this Section.

         SECTION 12. Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Initial Purchasers shall be directed to Merrill Lynch at 4 World Financial Center, 250 Vesey Street, New York, New York 10080, attention of Investment Banking Counsel; and notices to the Company and Guarantor shall be directed to them at 4000 East Sky Harbor Boulevard, Phoenix, Arizona 85034, attention of Linda Mitchell, General Counsel (Fax: 480-693-5155).

         SECTION 13. Parties. This Agreement shall inure to the benefit of and be binding upon the Initial Purchasers and the Issuers and their respective successors. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person, firm or corporation, other than the Initial Purchasers and the Issuers and their respective successors and the controlling persons referred to in Sections 7 and 8 and their heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained. This Agreement and all conditions and provisions hereof are intended to be for the sole and exclusive benefit of the Initial Purchasers and the Issuers and their respective successors, and said controlling persons and their heirs and legal representatives, and for the benefit of no other person, firm or corporation. No purchaser of Securities from the Initial Purchasers shall be deemed to be a successor by reason merely of such purchase. Notwithstanding anything to the contrary herein, and for the avoidance of doubt: (a) this Agreement shall be deemed to be (i) separate severable agreement between the Company and the Initial Purchasers, and (ii) a separate severable agreement between the Guarantor and the Initial Purchasers; (b) nothing herein shall constitute a contract or agreement by the Company with or for the benefit of the Guarantor; and (c) neither the Guarantor nor the Company shall have third party beneficiary rights in respect of their separate agreements with the Initial Purchasers.

         SECTION 14. Governing Law and Time. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. EXCEPT AS OTHERWISE SET FORTH HEREIN, SPECIFIED TIMES OF DAY REFER TO NEW YORK CITY TIME.

         SECTION 15. Effect of Headings. The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

         SECTION 16. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same Agreement.

         If the foregoing is in accordance with your understanding of our agreement with the Initial Purchasers, please sign and return to the Company a counterpart hereof, whereupon this instrument, along with all counterparts, will become a binding agreement between the Initial Purchasers and the Issuers in accordance with its terms.

                                        Very truly yours,

                                        AMERICA WEST AIRLINES, INC.
                                        as Issuer

                                        BY: /s/ D. J. Kerr
                                           ---------------------------
                                           Name:  Derek J. Kerr
                                           Title: Senior Vice President  and
                                                  Chief Financial Officer

                                        AMERICA WEST HOLDINGS CORPORATION
                                        as Guarantor

                                        By: /s/ D. J. Kerr
                                           ---------------------------
                                           NAME:  DEREK J. KERR
                                           TITLE: SENIOR VICE PRESIDENT  AND
                                                  CHIEF FINANCIAL OFFICER

                                   SCHEDULE A

                                                                    Principal
                                                                    Amount at
                                                                   Maturity of
Name of Initial Purchaser                                          Securities
-------------------------                                          ----------
Merrill Lynch, Pierce, Fenner & Smith
         Incorporated.....................................        $ 152,789,700
Citigroup Global Markets Inc..............................           65,481,300
                                                                  -------------
         Total............................................        $ 218,271,000

                                     SCH A-1

                                   SCHEDULE B

                           AMERICA WEST AIRLINES, INC.

                       SENIOR EXCHANGEABLE NOTES DUE 2023

         (i) The initial offering price per $ 1,000 principal amount at maturity of the Securities shall be $343.61, which represents a yield to maturity of 7.25% per annum (computed on a semiannual bond equivalent basis), adjusted for any cash interest.

         (ii) The purchase price per $ 1,000 principal amount at maturity to be paid by the Initial Purchasers for the Securities shall be $333.30, being an amount equal to the initial offering price set forth above, less $10.31 per $1,000 principal amount at maturity of Securities.

         (iii) Cash interest on the Securities at the rate of 2.4912% per annum on the principal amount at maturity shall be payable semiannually in arrears on January 30 and July 30 of each year, beginning January 30, 2004 until July 30, 2008.

         (iv) The Securities shall be exchangeable for shares of Class B common stock, $0.01 par value (the "COMMON STOCK"), of Guarantor at an initial rate of 32.0382 shares of Common Stock per $1,000 principal amount at maturity of Securities.

         (v)      Prior to July 30, 2008, the Securities will not be redeemable.

         (vi) The redemption price shall be $343.61 plus original issue discount or accrued cash interest, if any, as of the applicable redemption date.

         (vii) The purchase dates and the purchase prices included in the Offering Memorandum and correspondingly in the Indenture shall be:

Purchase Date               Purchase Price
-------------               --------------
July 30, 2008                  $  343.61
July 30, 2013                  $  490.58
July 30, 2018                  $  700.42
July 30, 2023                  $1,000.00

         (viii)   Contingent Exchange Triggers:

         (a) In any fiscal quarter (commencing after September 30, 2003), if, as of the last day of the preceding fiscal quarter, the closing sale price of the Common Stock for at least 20 trading days in a period of 30 consecutive trading days ending on the last trading day of such preceding fiscal quarter is more than 110% of the accreted exchange price per share of Common Stock (excluding accrued cash interest, if any) on the last day of such quarter;

                                     SCH B-1

         b) At any time, on or before July 30, 2018, after a consecutive 10 trading-day period in which the average of the trading prices for the Securities for that 10 trading-day period was less than 103% of the average exchange value for the Securities during that period, a holder may exchange its Securities into shares of Common Stock;

         c)       The Securities are called for redemption; and

         d) Corporate transactions specified in the Offering Memorandum have occurred.

                                     SCH B-2

                                   SCHEDULE C

             LIST OF PERSONS SUBJECT TO A LOCK-UP LETTER AGREEMENT

                               DIRECTORS/OFFICERS

                                Herbert M. Baum
                                John L. Goolsby
                                Richard P. Schifter
                                J. Steven Whisler
                                Robert J. Miller
                                W. Douglas Parker
                                John F. Tierney
                                Walter P. Klenz
                                Richard C. Kraemer
                                Denise M. O'Leary
                                Jeffrey D. McClelland
                                J. Scott Kirby
                                Derek J. Kerr
                                Hal M. Heule
                                Thomas T. Weir
                                John R. Wilson
                                Anthony V. Mule
                                Linda M. Mitchell
                                Michael R. Carreon
                                C. A. Howlett
                                Joseph C. Beery

                                WARRANT HOLDERS

                         Air Transportation Safety Board
                         AFS Cayman Limited
                         Citibank, N.A.
                         debis Air Finance Leasing USA
                         General Electric Capital Corporation

                                     SCH C-1

                                    EXHIBIT A

                     FORM OF REGISTRATION RIGHTS AGREEMENT

                                   Exhibit A-l

                                    EXHIBIT B

                        FORM OF OPINION OF LINDA MITCHELL
                             COUNSEL OF THE ISSUERS,
                    TO BE DELIVERED PURSUANT TO SECTION 5(a)

         (i) The Company is duly qualified to do business and is in good standing as a foreign corporation in each jurisdiction in which its ownership or lease of property or the conduct of its businesses require such qualification and has all power and authority necessary to own or hold its properties and conduct the businesses in which it is engaged, except where the failure to be so qualified or to be in good standing as a foreign corporation have not had and would not, singularly or in the aggregate, have a material adverse effect on the condition, financial or otherwise, earnings, business or business prospects of the Guarantor and its subsidiaries considered as one enterprise ("MATERIAL ADVERSE EFFECT").

         (ii) Each of the Guarantor and The Leisure Company is duly qualified to do business and is in good standing as a foreign corporation in each jurisdiction in which its ownership or lease of property or the conduct of its business requires such qualification and has all power and authority necessary to own or hold its properties and conduct the business in which its is engaged, except where the failure to be so qualified or to be in good standing as a foreign corporation has not and would not, singularly or in the aggregate, have a Material Adverse Effect.

         (iii) All of the issued shares of capital stock of the Guarantor have been duly and validly authorized and issued, are non-assessable and, to my knowledge, fully-paid. None of the outstanding shares of the Guarantor were issued in violation of preemptive rights of any securityholder of the Guarantor.

         (iv) All of the issued shares of capital stock of the Company have been duly and validly authorized and issued, are non-assessable and fully-paid and are owned directly or indirectly by Guarantor, free and clear of all liens, encumbrances, equities or claims (other than as set forth in the Offering Memorandum).

         (v) To my knowledge, other than as set forth in the Offering Memorandum, there are no legal or governmental proceedings pending or threatened to which the Guarantor or any of its subsidiaries or of which any property or assets of the Guarantor or any of its subsidiaries is the subject which, singularly or in the aggregate, would result in a Material Adverse Effect.

         (vi) The statements contained in the Offering Memorandum or in the documents incorporated by reference under the captions "Item 1.
Business--Environmental Matters," and "Item 3. Legal Proceedings", insofar as they describe charter documents, contracts, legal proceedings, federal and state statutes, rules and regulations, constitute a fair summary thereof.

         (vii) The issue and sale of the Securities and the execution, delivery and performance by the Company and the Guarantor with all of the provisions of the Purchase Agreement, the Indenture, the Registration Rights Agreement, the Guarantee and Exchange Agreement and the Securities and the consummation of the transactions contemplated thereby do not and will not

                                   Exhibit B-l
result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument in the form filed or incorporated by reference by the Company and the Guarantor as exhibits to the Company's and the Guarantor's combined Annual Report on Form 10-K for the year ended December 31, 2002 and combined Quarterly Reports on Form 10-Q for the quarters ended March 31, 2003 and June 30, 2003 or would be required to be filed as an exhibit if the Company and the Guarantor were filing an Annual Report on Form 10-K on the date hereof (as amended, supplemented or otherwise modified by (i) the Waiver dated as of July 23, 2003 to the Loan Agreement dated as of January 18, 2002 among the Company, Citibank, N.A., KPMG Consulting, Inc. and the Air Transportation Stabilization Board, (ii) the Waiver dated as of July 23, 2003 to the Amended and Restated Loan Agreement dated as of January 18,2002 among the Company, the financial institutions party thereto and Mizuho Corporate Bank Limited, and
(iii) the Cash Collateral Agreement, to be dated as of July 30, 2003, between the Company and Citibank, N.A.), nor will such actions result in any violation of the provisions of the charter or by-laws of the Company or the Guarantor.

                                   Exhibit B-2

                                    EXHIBIT C

                      FORM OF OPINION OF COOLEY GODWARD LLP
                            COUNSEL FOR THE ISSUERS,
                    TO BE DELIVERED PURSUANT TO SECTION 5(a)

                  (i) The Company has been duly incorporated, is validly existing as a corporation and is in good standing under the laws of the state of Delaware. The Company is duly qualified to do business and is in good standing as a foreign corporation under the laws of the state of Arizona, Nevada, California, Ohio, Florida, Texas and Colorado.

                  (ii) The Guarantor has been duly incorporated, is validly existing as a corporation in good standing under the laws of the State of Delaware and is duly qualified to do business and is in good standing as a foreign corporation under the laws of the states of Delaware and Arizona.

                  (iii) The Guarantor has an authorized capitalization as set forth in the Offering Memorandum. All of the issued shares of capital stock of Guarantor conform to the description thereof contained in the Offering Memorandum.

                  (iv) The documents incorporated by reference in the Offering Memorandum (except for financial statements and schedules and notes thereto and financial and statistical information derived therefrom, as to which we express no opinion), when they were filed with the Commission complied as to form in all material respects with the requirements of the 1934 Act and the 1934 Act Regulations.

                  (v) The statements contained in the Offering Memorandum or in the documents incorporated by reference therein under the captions, "Description of the Notes", "Description of Our Capital Stock", "Description of Certain Indebtedness and Other Obligations," "Transfer Restrictions," and "Certain United States Federal Income Tax Considerations," insofar as they describe charter documents, contracts, legal proceedings, federal and state statutes, rules and regulations and other legal matters, constitute a fair summary thereof.

                  (vi) The Purchase Agreement has been duly authorized, executed and delivered by the Company and the Guarantor.

                  (vii) The Indenture has been duly authorized, executed and delivered by the Company and constitutes a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or similar laws affecting enforcement of creditors' rights generally and except as enforcement thereof is subject to general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at law).

                  (viii) The Registration Rights Agreement has been duly authorized, executed and delivered by the Company and constitutes a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except as the enforcement thereof

                                   Exhibit C-1
may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or similar laws affecting enforcement of creditors' rights generally and except as enforcement thereof is subject to general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at law).

                  (ix) The Securities are in the form contemplated by the Indenture, have been duly authorized, executed, issued and delivered by the Company, and when authenticated by the Trustee in the manner provided in the Indenture, will constitute valid and binding obligations of the Company, entitled to the benefits of the Indenture and enforceable against the Company in accordance with their terms, except as the enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or similar laws affecting enforcement of creditors' rights generally and except as enforcement thereof is subject to general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at law).

                  (x) The Guarantee has been duly and validly authorized by the Guarantor and, when the Securities are issued, authenticated and delivered by the Company against payment by the Initial Purchasers in accordance with the terms of the Purchase Agreement and the Indenture, will be legal, valid and binding obligations of the Guarantor, enforceable against it in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and except as enforcement thereof is subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law), and will be in the form contemplated by, and entitled to the benefits of, the Indenture.

                  (xi) Upon issuance and delivery of the Securities in accordance with the Purchase Agreement and the Indenture, the Securities will be exchangeable at the option of the holder thereof for shares of Common Stock in accordance with the terms of the Securities and the Indenture; the shares of Common Stock issuable upon exchange of the Securities have been duly authorized and reserved for issuance upon such exchange by all necessary corporate action, and when issued upon such exchange, will be validly issued and will be fully paid and nonassessable; and the issuance of such shares upon such exchange will not be subject to the preemptive or other similar rights of any securityholder of Guarantor.

                  (xii) The issue and sale of the Securities and the execution, delivery and performance by the Company and the Guarantor with all of the provisions of the Purchase Agreement, the Indenture, the Registration Rights Agreement, the Guarantee and Exchange Agreement and the Securities and the consummation of the transactions contemplated thereby do not and will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under; any Material Agreement as amended, supplemented or otherwise modified by the Waiver Agreements, nor will such actions result in any violation of the provisions of the charter or by-laws of the Company or any Guarantor; and no consent, approval, authorization or order of, or filing or registration with, any such court or governmental agency or body is required for the execution, delivery and performance of the Purchase Agreement, the Registration Rights Agreement, the Guarantee and Exchange Agreement, the Securities or the Indenture or the consummation of the transactions contemplated thereby, except

                                   Exhibit C-2
for (a) such consents, approvals, authorizations, orders, filings or registrations as have been obtained or made and or as may be required in the Registration Rights Agreement, (b) the qualification of the Indenture under the 1939 Act and the listing of the Common Stock issued upon exchange of the Securities on the New York Stock Exchange, (c) such consents, approvals, authorizations, orders, filings or registrations as may be required in connection with any redemption or purchase of the Securities upon a Change of Control (as defined in the Indenture), and (d) such consents, approvals, authorizations, orders, filings or registrations as may be required under state securities laws in connection with the distribution of the Securities by the Initial Purchasers.

                  (xiii) It is not necessary in connection with the offer, sale and delivery of the Securities to the Initial Purchasers and each Subsequent Purchaser in the manner contemplated by the Purchase Agreement and the Offering Memorandum to register the Securities under the 1933 Act or to qualify the Indenture or Guarantee and Exchange Agreement under the 1939 Act.

                  (xiv) Neither the Guarantor nor any of its subsidiaries is, nor as of the Closing Date after giving effect to the offering and sale of the Securities and the application of the net proceeds therefrom will be, an "investment company" as defined in the Investment Company Act of 1940, as amended.

                  (xv) The Securities, the Common Stock, the Registration Rights Agreement and the Indenture conform in all material respects to the descriptions thereof contained in the Offering Memorandum.

         In rendering such opinion, such counsel may state that their opinion is limited to matters governed by the Federal laws of the United States of America, the laws of the State of New York, the General Corporation Law of the State of Delaware and the State of California. Such opinion shall also be to the effect that (x) such counsel has acted as counsel to the Company and Guarantor in connection with the preparation of the Offering Memorandum (and the documents incorporated by reference) and (y) based on the foregoing, no facts have come to the attention of such counsel which lead them to believe that the Offering Memorandum or any amendment or supplement thereto (including the documents incorporated by reference therein) (except for the financial statements and related schedules and other financial data included or incorporated by reference therein, as to which such counsel need express no belief), at the time the Offering Memorandum was issued, at the time any such amended or supplemented Offering Memorandum was issued or at the Closing Time, contained or contains any untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The foregoing opinion and statement may be qualified by a statement to the effect that such counsel does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Offering Memorandum (other than as set forth in clause (vii) above).

                                   Exhibit C-3

                                    EXHIBIT D

                    FORM OF OPINION OF BAKER & HOSTETLER LLP,
                       REGULATORY COUNSEL FOR THE ISSUERS,
                    TO BE DELIVERED PURSUANT TO SECTION 5(c)

         (i) The statements contained in the Offering Memorandum or in the documents incorporated by reference under the captions "Government Regulations," and "Item 7.-Management's Discussion and Analysis of Financial Condition and Results of Operations-Other Information -Government Regulations," insofar as they describe charter documents, contracts, legal proceedings, federal and state statutes, rules and regulations, constitute a fair summary thereof.

                                   Exhibit D-1

                                    EXHIBIT E

                            FORM OF DIRECTOR/OFFICER

                            LOCK-UP LETTER AGREEMENT

                                                                   July 23, 2003

MERRILL LYNCH & CO.
Merrill Lynch, Pierce, Fenner & Smith
         Incorporated
As Representative of the several Initial Purchasers named
    in the mentioned Purchase Agreement
c/o Merrill Lynch, Pierce, Fenner & Smith
          Incorporated
4 World Financial Center
New York, New York 10080

                  Re: Proposed Offering by America West Airlines, Inc. of Senior Exchangeable Notes due 2023, guaranteed by America West Holdings Corporation

Ladies and Gentlemen:

         The undersigned understands that you, as Representative of the several Initial Purchasers, propose to enter into a Purchase Agreement (the "PURCHASE AGREEMENT") with America West Airlines, Inc., a Delaware corporation (the "COMPANY") and America West Holdings Corporation, a Delaware corporation, as guarantor (the "GUARANTOR," together with the Company, the "ISSUERS"), providing for the offering (the "OFFERING"), pursuant to Rule 144A under the Securities Act of 1933, as amended (the "SECURITIES Act"), by the several Initial Purchasers named in Schedule A to the Purchase Agreement (the "INITIAL PURCHASERS"), of Senior Exchangeable Notes due 2023 of the Company (the "INITIAL SECURITIES") and the grant by the Issuers to the Initial Purchasers of the option to purchase additional Senior Exchangeable Notes due 2023 to cover over-allotments, if any (the "OPTION SECURITIES"). The Initial Securities, together with the Option Securities and the Guarantee, are collectively referred to as the "SECURITIES". Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Purchase Agreement.

         In consideration of the Initial Purchasers' agreement to purchase and make the Offering of the Securities, and for other good and valuable consideration receipt of which is hereby acknowledged, the undersigned hereby agrees that, without the prior written consent of the Representative on behalf of the Initial Purchasers, the undersigned will not, during the period commencing the date hereof and ending 90 days from the date of the Offering Memorandum relating to the Offering, (1) offer, pledge, announce the intention to sell, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant for the sale of, or lend or otherwise transfer or dispose of, directly or indirectly, any shares of the Guarantor's class B common stock, $.01 par value (the "COMMON STOCK") or any

                                   Exhibit E-l
securities convertible into or exercisable or exchangeable for or repayable with Common Stock (including without limitation, Common Stock which may be deemed to be beneficially owned by the undersigned in accordance with the rules and regulations of the Securities and Exchange Commission and securities which may be issued upon exercise of a stock option or warrant) or (2) enter into any swap or other agreement or any transaction that transfers, in whole or in part, directly or indirectly, any of the economic consequences of ownership of the Common Stock, or any securities convertible into or exchangeable or exercisable for or repayable with Common Stock, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise. The undersigned agrees that, without the prior written consent of the Representative on behalf of the Initial Purchasers, it will not, during the period commencing the date hereof and ending 90 days from the date of the Offering Memorandum, make any demand for or exercise any right with respect to, the registration of any shares of Common Stock or any security convertible into or exercisable or exchangeable for or repayable with Common Stock.

         The foregoing paragraph shall not apply to (a) offers, sales, gifts, assignments or transfers of shares of Common Stock or options to purchase shares of Common Stock made to (i) members of the immediate family of the undersigned,
(ii) corporations, partnerships, limited liability companies or other entities to the extent such entities are wholly-owned by the officer and/or members of the immediate family of the undersigned, or (iii) charitable organizations, solely to the extent that in the case of clauses (i), (ii) and (iii) each recipient agrees to be bound by the restrictions set forth herein, (b) transfers of shares of Common Stock or options to purchase shares of Common Stock made to any trust for the direct or indirect benefit of the undersigned or any party listed in clause (a) above, provided that the trustee of the trust agrees to be bound by restrictions set forth above, (c) the exercise of options and transfers of shares of Common Stock to the Guarantor or by the undersigned in connection with the exercise of options and/or reloading those options in accordance with the Guarantor's stock option arrangements, or (d) shares of Common Stock acquired after the date hereof in an open market transaction.

         In furtherance of the foregoing, the Issuers, and any duly appointed transfer agent for the registration or transfer of the securities described herein, are hereby authorized to decline to make any transfer of securities if such transfer would constitute a violation or breach of this Letter Agreement.

         The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this Letter Agreement. All authority herein conferred or agreed to be conferred and any obligations of the undersigned shall be binding upon the successors, assigns, heirs or personal representatives of the undersigned.

         The undersigned understands that, if the Purchase Agreement does not become effective, or if the Purchase Agreement (other than the provisions thereof which survive termination) shall terminate or be terminated prior to payment for and delivery of the Securities to be sold thereunder, the undersigned shall be released from all obligations under this Letter Agreement.

         The undersigned understands that the Initial Purchasers are entering into the Purchase Agreement and proceeding with the Offering in reliance upon this Letter Agreement.

                                   Exhibit E-2

         This lock-up agreement shall be governed by and construed in accordance with the laws of the State of New York.

                                   Very truly yours,

                                   Signature: ________________________

                                   Print Name: _______________________

                                   Exhibit E-3

                                    EXHIBIT F

                             FORM OF WARRANT HOLDER

                            LOCK-UP LETTER AGREEMENT

                                                               July______ , 2003

MERRILL LYNCH & CO.
Merrill Lynch, Pierce, Fenner & Smith
         Incorporated
As Representative of the several Initial Purchasers named
     in the mentioned Purchase Agreement
c/o Merrill Lynch, Pierce, Fenner & Smith
         Incorporated
4 World Financial Center
New York, New York 10080

                  Re: Proposed Offering by America West Airlines, Inc. of Senior Exchangeable Notes due 2023, guaranteed by America West Holdings Corporation

Ladies and Gentlemen:

         The undersigned understands that you, as Representative of the several Initial Purchasers, propose to enter into a Purchase Agreement (the "PURCHASE AGREEMENT") with America West Airlines, Inc., a Delaware corporation (the "COMPANY") and America West Holdings Corporation, a Delaware corporation, as guarantor (the "GUARANTOR," together with the Company, the "ISSUERS"), providing for the offering (the "OFFERING"), pursuant to Rule 144A under the Securities Act of 1933, as amended (the "SECURITIES ACT"), by the several Initial Purchasers named in Schedule A to the Purchase Agreement (the "INITIAL PURCHASERS"), of Senior Exchangeable Notes due 2023 of the Company (the "INITIAL SECURITIES") and the grant by the Issuers to the Initial Purchasers of the option to purchase additional Senior Exchangeable Notes due 2023 to cover over-allotments, if any (the "OPTION SECURITIES"). The Initial Securities, together with the Option Securities, are collectively referred to as the "SECURITIES". Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Purchase Agreement. The Guarantor, under the Purchase Agreement, has agreed to guarantee the obligations of the Company in respect of the securities.

         In consideration of the Initial Purchasers' agreement to purchase and make the Offering of the Securities, and for other good and valuable consideration receipt of which is hereby acknowledged, the undersigned hereby agrees that, without the prior written consent of the Representative on behalf of the Initial Purchasers, the undersigned will not, during the period commencing the date hereof and ending 90 days from the date of the Offering Memorandum relating to the Offering, (1) exercise its warrant to purchase class B common stock, $.01 par value (the "COMMON STOCK") of the Guarantor, dated January 18, 2002 (the "WARRANT"), (2) offer, pledge, announce the intention to sell, sell, contract to sell, lend or otherwise transfer or dispose of, directly or indirectly, the Warrant, (3) offer, pledge, announce the intention to sell,

                                   Exhibit F-1
sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant for the sale of, or lend or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into or exercisable or exchangeable for or repayable with Common Stock (including without limitation, Common Stock which may be deemed to be beneficially owned by the undersigned in accordance with the rules and regulations of the Securities and Exchange Commission and securities which may be issued upon exercise of a stock option or warrant) or (4) enter into any swap or other agreement or any transaction that transfers, in whole or in part, directly or indirectly, any of the economic consequences of ownership of the Common Stock, or any securities convertible into or exchangeable or exercisable for or repayable with Common Stock, whether any such transaction described in clause (1), (2), (3) or (4) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise. The undersigned agrees that, without the prior written consent of the Representative on behalf of the Initial Purchasers, it will not, during the period commencing the date hereof and ending 90 days from the date of the Offering Memorandum, make any demand for or exercise any right with respect to, the registration of any shares of Common Stock or any security convertible into or exercisable or exchangeable for or repayable with Common Stock.

         In furtherance of the foregoing, the Issuers, and any duly appointed transfer agent for the registration or transfer of the securities described herein, are hereby authorized to decline to make any transfer of securities if such transfer would constitute a violation or breach of this Letter Agreement.

         The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this Letter Agreement. All authority herein conferred or agreed to be conferred and any obligations of the undersigned shall be binding upon the successors, assigns, heirs or personal representatives of the undersigned.

         The undersigned understands that, if the Purchase Agreement does not become effective, or if the Purchase Agreement (other than the provisions thereof which survive termination) shall terminate or be terminated prior to payment for and delivery of the Securities to be sold thereunder, the undersigned shall be released from all obligations under this Letter Agreement.

         The undersigned understands that the Initial Purchasers are entering into the Purchase Agreement and proceeding with the Offering in reliance upon this Letter Agreement.

         This lock-up agreement shall be governed by and construed in accordance with the laws of the State of New York.

                                   Exhibit F-2

                                         Very truly yours,

                                         Signature: _________________________

                                         Print Name: ________________________

                                   Exhibit F-3